SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549


                                 FORM 8-K

                              CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of  1934



      Date of Report (Date of earliest event reported)   August 13, 1999



                                  Air T, Inc.
            (Exact Name of Registrant as Specified in its Charter)




          Delaware                     0-11720                52-1206400
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                   Identification No.)


                                3524 Airport Road
                           Maiden, North Carolina 28650
                     (Address of Principal Executive Offices)
                                   (Zip Code)


                                (704) 377-2109
               (Registrant's Telephone Number, Including Area Code)


                  AIR TRANSPORTATION HOLDING COMPANY, INC.
            (Former name or address, if changed from last report)

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Item 5.   Other Events.

     On August 13, 1999, the Registrant changed its name form Air Transportation Holding Company, Inc. to Air T, Inc. The trading symbol for the Registrant's common stock will continue to be AIRT and the CUSIP number for the Registrant's common stock changed to 009207 01 1.

      A  copy  of  the Registrant's Certificate of  Amendment  of
Certificate  of  Incorporation  effecting  the  change   of   the
Registrant's name is filed as Exhibit 4.1 to this report.


Item 7.   Financial Statements and Exhibits.

     .

     (a)  Exhibits

          Exhibit  4.1  --     Certificate  of
                               Amendment to Certificate of Incorporation

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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 1999

                        AIR   TRANSPORTATION  HOLDING  COMPANY, INC.


                         By: /s/ John J. Gioffre

                         John J. Gioffre, Secretary

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                                                      Exhibit 4.1

                    CERTIFICATE OF AMENDMENT
                               OF
                  CERTIFICATE OF INCORPORATION
                               OF
            AIR TRANSPORTATION HOLDING COMPANY, INC.


     Air  Transportation  Holding Company,  Inc.,  a  corporation organized  and  existing  under and  by  virtue  of  the  General

Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST:   That  the  Board of Directors of said  corporation,

duly  adopted a resolution setting forth a proposed amendment  of the  Certificate of Incorporation of said corporation,  declaring said  amendment  to be advisable, and calling a  meeting  of  the

stockholders of said corporation for consideration thereof.   The

resolution setting forth the proposed amendment is as follows:

          RESOLVED, that the Certificate of
          Incorporation of Air Transportation Holding
          Company, Inc. be amended to change the name of the Company to "Air T, Inc." and that
          Article 1 of the Certificate of Incorporation be amended to read in its entirety as follows: "The name of the Corporation is Air
          T, Inc."


     SECOND:   That thereafter, a meeting of the stockholders  of

said  corporation  was  duly called  and  held,  upon  notice  in accordance with Section 222 of the General Corporation Law of the

State  of  Delaware at which meeting the stockholders unanimously voted in favor of the amendment.

     THIRD:   That the aforesaid amendments were duly adopted  in

accordance with the applicable provisions of Sections 242 and 222 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Air Transportation Holding Company,

Inc.  has  caused this certificate to be signed by Walter  Clark,

its  Chairman of the Board of Directors, this 11th day of August,

1999.

AIR TRANSPORTATION HOLDING COMPANY, INC.


                              By: /s/ Walter Clark
                              Walter Clark
                              Chairman of the Board of Directors

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